                         FIRST CHICAGO NBD CORPORATION
                        PRO FORMA FINANCIAL INFORMATION


First Chicago Corporation (the "Corporation" or "First Chicago") and NBD Bancorp, Inc. ("NBD") entered into an Agreement and Plan of Merger, dated July 11, 1995 (the "Merger Agreement"), pursuant to which the Corporation will merge with and into NBD. The name of the combined company will be First Chicago NBD Corporation ("FCNBD").

It is anticipated that the Merger will be accounted for as a pooling-of-interests and that it will be consummated by early 1996, pending approvals of the stockholders of the Corporation and NBD, regulatory approvals, and other customary conditions of closing.

Pursuant to the Merger Agreement, at the effective time of the Merger, common stockholders of First Chicago will receive 1.81 shares of common stock of FCNBD in exchange for each outstanding share of First Chicago common stock. Each share of common stock of NBD will remain outstanding after the Merger and represent one share of FCNBD.

At the effective time of the Merger, each share of First Chicago's outstanding series of preferred stock will be exchanged for one share of FCNBD preferred stock with terms substantially identical to those of the existing First Chicago preferred stock.

In connection with the execution of the Merger Agreement, First Chicago granted NBD an option to purchase, under certain circumstances, up to 19.9 percent of First Chicago's outstanding shares of common stock. NBD also granted First Chicago an option to purchase, under certain circumstances, up to 19.9 percent of NBD's outstanding shares of common stock.

The following pro forma financial information giving effect to the Merger, accounted for as a pooling-of-interests, includes: (i) the unaudited pro forma condensed combined balance sheet as of June 30, 1995, and (ii) the unaudited pro forma condensed combined statements of income for the six-month periods ended June 30, 1995 and 1994. The pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of the Corporation and NBD.

Effective January 7, 1995, NBD consummated its acquisition of the $910 million asset AmeriFed Financial Corp. ("AmeriFed") of Joliet, Illinois, which was accounted for as a purchase. Accordingly, the historical financial information for NBD as of and for the six months ended June 30, 1995, include the operations of AmeriFed. On July 1, 1995, NBD acquired the $760 million asset Deerbank Corporation ("Deerbank") of Deerfield, Illinois, which was accounted for as a purchase. With respect to the following pro forma condensed combined financial statements, the historical financial information for NBD was not restated to otherwise include amounts for AmeriFed and Deerbank as such acquisitions are not considered material.

                         FIRST CHICAGO NBD CORPORATION
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF JUNE 30, 1995
                                  (UNAUDITED)

The following pro forma condensed combined balance sheet as of June 30, 1995, is presented to show the impact on First Chicago's historical financial condition of the merger with NBD. The Merger has been reflected under the pooling-of-interests method of accounting.

                                    FIRST CHICAGO NBD CORPORATION
                              PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                         AS OF JUNE 30, 1995
                                            (in millions)
-----------------------------------------------------------------------------------------------------
                                               First Chicago        NBD        Pro forma    Pro forma
                                               (as reported)   (as reported)  adjustments     FCNBD
-----------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------
Cash and due from banks-noninterest bearing..        $ 3,646        $ 2,376                  $  6,022
-----------------------------------------------------------------------------------------------------
Due from banks-interest bearing..............          9,484            579                    10,063
-----------------------------------------------------------------------------------------------------
Federal funds sold and securities
-----------------------------------------------------------------------------------------------------
   under resale agreements...................         14,274            138                    14,412
-----------------------------------------------------------------------------------------------------
Trading account assets.......................          7,706            144                     7,850
-----------------------------------------------------------------------------------------------------
Derivative product assets....................          8,909             87                     8,996
-----------------------------------------------------------------------------------------------------
Investment securities........................          2,583         11,092                    13,675
-----------------------------------------------------------------------------------------------------
Loans........................................         26,517         31,967                    58,484
-----------------------------------------------------------------------------------------------------
Allowance for credit losses..................           (689)          (470)                   (1,159)
-----------------------------------------------------------------------------------------------------
Other assets.................................          2,898          2,138                     5,036
-----------------------------------------------------------------------------------------------------
Total assets.................................        $75,328        $48,051   $    -         $123,379
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

LIABILITIES
-----------------------------------------------------------------------------------------------------
Deposits:
-----------------------------------------------------------------------------------------------------
 Demand......................................        $ 6,941        $ 6,805                  $ 13,746
-----------------------------------------------------------------------------------------------------
 Savings.....................................          7,442         12,455                    19,897
-----------------------------------------------------------------------------------------------------
 Time........................................          5,681          9,636                    15,317
-----------------------------------------------------------------------------------------------------
 Foreign offices.............................         13,700          3,659                    17,359
-----------------------------------------------------------------------------------------------------
Total deposits...............................         33,764         32,555             -      66,319
-----------------------------------------------------------------------------------------------------
Short-term borrowings........................         23,516          7,862                    31,378
-----------------------------------------------------------------------------------------------------
Long-term debt...............................          2,271          3,012                     5,283
-----------------------------------------------------------------------------------------------------
Derivative product liabilities...............          8,581             92                     8,673
-----------------------------------------------------------------------------------------------------
Other liabilities............................          2,425            928           146       3,499
-----------------------------------------------------------------------------------------------------
Total liabilities............................         70,557         44,449           146     115,152
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
-----------------------------------------------------------------------------------------------------
Preferred stock..............................            611              -                       611
-----------------------------------------------------------------------------------------------------
Common stock.................................            467            161          (467)        323
-----------------------------------------------------------------------------------------------------
                                                                                      162
-----------------------------------------------------------------------------------------------------
Surplus......................................          1,712            533        (1,712)      2,362
-----------------------------------------------------------------------------------------------------
                                                                                    1,829
-----------------------------------------------------------------------------------------------------
Retained earnings............................          2,169          3,082          (142)      5,105
-----------------------------------------------------------------------------------------------------
                                                                                       (4)
-----------------------------------------------------------------------------------------------------
Other........................................              -            (57)                      (57)
-----------------------------------------------------------------------------------------------------
Total........................................          4,959          3,719          (334)      8,344
-----------------------------------------------------------------------------------------------------
Less: Treasury stock.........................            188            117          (188)        117
-----------------------------------------------------------------------------------------------------
Stockholders' equity.........................          4,771          3,602          (146)      8,227
-----------------------------------------------------------------------------------------------------
Total liabilities and
-----------------------------------------------------------------------------------------------------
     stockholders' equity....................        $75,328        $48,051     $    -       $123,379
-----------------------------------------------------------------------------------------------------

See accompanying notes to unaudited pro forma condensed combined financial statements.

FIRST CHICAGO NBD CORPORATION
PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR SIX MONTHS ENDED JUNE 30, 1995
(IN MILLIONS, EXCEPT PER SHARE DATA)

UNAUDITED
--------------------------------------------------------------------------------
                                        First Chicago        NBD       Pro Forma
                                        (as reported)   (as reported)    FCNBD
--------------------------------------------------------------------------------
INTEREST INCOME
--------------------------------------------------------------------------------
Interest and fees on loans............       $1,198.3       $1,345.8    $2,544.1
--------------------------------------------------------------------------------
Interest on federal funds sold and
--------------------------------------------------------------------------------
  securities under resale agreements..          479.5            6.4       485.9
--------------------------------------------------------------------------------
Interest on trading account assets....          190.8            3.5       194.3
--------------------------------------------------------------------------------
Interest on investment securities.....           43.9          397.4       441.3
--------------------------------------------------------------------------------
Other interest income.................          281.7           22.9       304.6
--------------------------------------------------------------------------------
Total.................................        2,194.2        1,776.0     3,970.2
--------------------------------------------------------------------------------

INTEREST EXPENSE
--------------------------------------------------------------------------------
Interest on deposits..................          635.7          604.0     1,239.7
--------------------------------------------------------------------------------
Interest on short-term borrowings.....          737.4          231.3       968.7
--------------------------------------------------------------------------------
Interest on long-term debt............           91.9           91.4       183.3
--------------------------------------------------------------------------------
Total.................................        1,465.0          926.7     2,391.7
--------------------------------------------------------------------------------

NET INTEREST INCOME...................          729.2          849.3     1,578.5
--------------------------------------------------------------------------------
Provision for credit losses...........          135.0           40.2       175.2
--------------------------------------------------------------------------------
Net Interest Income After
--------------------------------------------------------------------------------
  Provision for Credit Losses.........          594.2          809.1     1,403.3
--------------------------------------------------------------------------------

NONINTEREST INCOME
--------------------------------------------------------------------------------
Equity securities gains...............          114.5              -       114.5
--------------------------------------------------------------------------------
Investment securities gains...........              -            1.7         1.7
--------------------------------------------------------------------------------
Credit card fee revenue...............          404.8           20.1       424.9
--------------------------------------------------------------------------------
Other noninterest income..............          438.5          259.3       697.8
--------------------------------------------------------------------------------
Total.................................          957.8          281.1     1,238.9
--------------------------------------------------------------------------------

NONINTEREST EXPENSE
--------------------------------------------------------------------------------
Salaries and employee benefits........          461.2          361.8       823.0
--------------------------------------------------------------------------------
Occupancy and equipment expense.......          138.1          106.8       244.9
--------------------------------------------------------------------------------
Other noninterest expense.............          366.5          191.1       557.6
--------------------------------------------------------------------------------
Total.................................          965.8          659.7     1,625.5
--------------------------------------------------------------------------------

INCOME BEFORE INCOME TAXES............          586.2          430.5     1,016.7
--------------------------------------------------------------------------------
Applicable income taxes...............          203.7          146.2       349.9
--------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS.....       $  382.5       $  284.3    $  666.8
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

COMMON SHARE DATA
--------------------------------------------------------------------------------
Income from continuing operations
--------------------------------------------------------------------------------
Primary...............................       $   3.98       $   1.79    $   2.00
--------------------------------------------------------------------------------
Fully diluted.........................       $   3.88       $   1.79    $   1.97
--------------------------------------------------------------------------------

Weighted average shares
--------------------------------------------------------------------------------
Primary...............................           91.1          158.6       323.5
--------------------------------------------------------------------------------
Fully diluted.........................           95.0          158.6       330.5
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See accompanying notes to unaudited pro forma condensed combined financial statements.

            FIRST CHICAGO NBD CORPORATION
   PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
          FOR SIX MONTHS ENDED JUNE 30, 1994
         (IN MILLIONS, EXCEPT PER SHARE DATA)

                      UNAUDITED
--------------------------------------------------------------------------------
                                        First Chicago        NBD       Pro Forma
                                        (as reported)   (as reported)    FCNBD
--------------------------------------------------------------------------------
INTEREST INCOME
--------------------------------------------------------------------------------
Interest and fees on loans............       $  907.9       $  969.0    $1,876.9
--------------------------------------------------------------------------------
Interest on federal funds sold and
--------------------------------------------------------------------------------
  securities under resale agreements..          224.7            2.8       227.5
--------------------------------------------------------------------------------
Interest on trading account assets....          115.8            2.4       118.2
--------------------------------------------------------------------------------
Interest on investment securities.....           30.5          349.3       379.8
--------------------------------------------------------------------------------
Other interest income.................          157.5           15.0       172.5
--------------------------------------------------------------------------------
Total.................................        1,436.4        1,338.5     2,774.9
--------------------------------------------------------------------------------

INTEREST EXPENSE
--------------------------------------------------------------------------------
Interest on deposits..................          336.8          390.8       727.6
--------------------------------------------------------------------------------
Interest on short-term borrowings.....          354.0          107.7       461.7
--------------------------------------------------------------------------------
Interest on long-term debt............           82.2           52.4       134.6
--------------------------------------------------------------------------------
Total.................................          773.0          550.9     1,323.9
--------------------------------------------------------------------------------

NET INTEREST INCOME...................          663.4          787.6     1,451.0
--------------------------------------------------------------------------------
Provision for credit losses...........           93.0           24.0       117.0
--------------------------------------------------------------------------------
Net Interest Income After
--------------------------------------------------------------------------------
  Provision for Credit Losses.........          570.4          763.6     1,334.0
--------------------------------------------------------------------------------

NONINTEREST INCOME
--------------------------------------------------------------------------------
Equity securities gains...............          138.1              -       138.1
--------------------------------------------------------------------------------
Investment securities gains...........            1.1            0.3         1.4
--------------------------------------------------------------------------------
Credit card fee revenue...............          376.2           18.1       394.3
--------------------------------------------------------------------------------
Other noninterest income..............          415.3          254.3       669.6
--------------------------------------------------------------------------------
Total.................................          930.7          272.7     1,203.4
--------------------------------------------------------------------------------

NONINTEREST EXPENSE
--------------------------------------------------------------------------------
Salaries and employee benefits........          420.3          355.5       775.8
--------------------------------------------------------------------------------
Occupancy and equipment expense.......          156.1          105.6       261.7
--------------------------------------------------------------------------------
Other noninterest expense.............          368.7          193.5       562.2
--------------------------------------------------------------------------------
Total.................................          945.1          654.6     1,599.7
--------------------------------------------------------------------------------

INCOME BEFORE INCOME TAXES............          556.0          381.7       937.7
--------------------------------------------------------------------------------
Applicable income taxes...............          193.5          123.6       317.1
--------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS.....       $  362.5       $  258.1    $  620.6
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

COMMON SHARE DATA
--------------------------------------------------------------------------------
Income from continuing operations
--------------------------------------------------------------------------------
Primary...............................       $   3.76       $   1.61    $   1.84
--------------------------------------------------------------------------------
Fully diluted.........................       $   3.67       $   1.59    $   1.81
--------------------------------------------------------------------------------

Weighted average shares
--------------------------------------------------------------------------------
Primary...............................           87.9          160.7       319.8
--------------------------------------------------------------------------------
Fully diluted.........................           91.7          163.5       329.4
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See accompanying notes to unaudited pro forma condensed combined financial statements.

                         FIRST CHICAGO NBD CORPORATION
                          NOTES TO UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS

a) The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the Merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. It is anticipated that the Merger will be consummated by the first quarter of 1996.

b) The Corporation is still in the process of reviewing its accounting policies in light of those employed by NBD. As a result of this review, it might be necessary to restate either the Corporation's or NBD's financial statements to conform to those accounting policies that are most appropriate. No restatements of prior periods have been included in the pro forma condensed combined financial statements. Any restatements, if appropriate, will be made upon the completion of this review process.

c) Certain reclassifications have been included in the unaudited pro forma condensed combined balance sheet and statements of income to conform statement presentations. Transactions conducted in the ordinary course of business between the two companies are immaterial, and accordingly, have not been eliminated.

d) Pro forma adjustments to common shares and surplus at June 30, 1995, reflect the Merger accounted for as a pooling-of-interests, through the exchange of
    162.4 million shares of FCNBD common stock (using the common exchange ratio of 1.81) for the 89.7 million outstanding shares of the

    Corporation. Retained earnings and dividends payable have been adjusted by approximately $4 million, reflecting the pro forma number of shares at NBD's current dividend rate.

    The pro forma entries are displayed below (in millions):

        Debit-- Common stock (First Chicago)...... $  467

        Debit-- Common surplus (First Chicago)....  1,712

          Credit-- Treasury stock (First Chicago).           $  188

          Credit-- Common stock (FCNBD)...........              162

          Credit-- Common surplus (FCNBD).........            1,829

        Debit-- Retained earnings................. $    4

          Credit-- Other liabilities..............           $    4

e) The pro forma financial information presented does not give effect to the Corporation's and NBD's plan to repurchase in the aggregate approximately $300 million worth of the Corporation and NBD's common stock prior to the consummation of the Merger.

f) Income per share data has been computed based on the combined historical income from continuing operations applicable to common stockholders of the Corporation and NBD using the historical weighted average number of outstanding shares of NBD's common stock and the historical weighted average number of outstanding shares of the Corporation's common stock adjusted to equivalent shares of FCNBD's common stock, as of the earliest period presented.

g) The pro forma condensed combined financial statements do not include the anticipated cost savings in connection with the Merger. It is estimated, however, that approximately $200 million in pre-tax annualized cost savings ($126 million after-tax) will be realized by the combined company in 1997. Reductions resulting from elimination of the overlap in Chicago-area retail branch expense constitute the largest component. Product synergies in the large corporate and middle markets, and staff and functional areas, also provide additional expense reduction opportunities.

h) The Corporation and NBD are still in the process of reviewing their combined investment securities portfolio to determine the classification of such securities as either available-for-sale or held-to-maturity in connection with the combined company's existing interest rate risk position. As a result of this review, certain reclassifications of the combined company's investment securities might take place. No adjustments have been made to existing securities classifications in the pro forma condensed combined balance sheet. Any such reclassifications will be accounted for in accordance with Financial Accounting Standards Board's Statement No. 115.

i) A liability of $225 million has been recorded in the unaudited pro forma condensed combined balance sheet to reflect management's current estimate of merger and restructuring related charges in connection with the Merger. This resulted in a $142 million after-tax charge to retained earnings in the unaudited pro forma condensed combined balance sheet.

    The pro forma entries are displayed below (in millions):

        Debit-- Retained earnings................  $142

        Debit-- Other liabilities-taxes payable..    83

          Credit-- Other liabilities-reserve.....          $225

     It is anticipated that substantially all of these charges will be paid within a 12-15 month time frame subsequent to the Merger. This charge has been excluded from the pro forma condensed combined income statement due to its nonrecurring nature. The following table provides details of the estimated pre-tax charges (in millions).

                                    Amount
                                    ------
        Personnel                     $150

        Facilities and equipment        45

        Other Merger expenses           30
                                      ----
                                      $225
                                      ====